                                                                   Exhibit 10.16


                             SOFTWARE LICENSE AND
                         BINARY DISTRIBUTION AGREEMENT



                                    between



                           LUCENT TECHNOLOGIES INC.



                                      and


                         ALTIGEN COMMUNICATIONS, INC.



                        Effective as of Sept. 23, 1998
                                        --------

                             SOFTWARE LICENSE AND
                         BINARY DISTRIBUTION AGREEMENT

                               TABLE OF CONTENTS

1.  RIGHT TO USE LICENSED SOFTWARE...................................... 1
 1.1.  Grant of Rights.................................................. 1
 1.2.  LICENSEE's Obligations........................................... 1
 1.3.  Furnishing of LICENSED SOFTWARE.................................. 1
 1.4.  Ownership........................................................ 1
 1.5.  U.S. Export Control.............................................. 1
 1.6.  Support.......................................................... 1
2.  LUCENT SOURCE CODE.................................................. 1
 2.1.  Source Code Agreement............................................ 1
 2.2.  Grant-Back of LICENSEE MODIFICATIONS............................. 1
   3.  FEES AND PAYMENTS................................................ 1
 3.1.  Fees............................................................. 1
 3.2.  Payments......................................................... 1
 3.3.  Taxes............................................................ 1
4.  DURATION AND TERMINATION............................................ 1
 4.1.  Duration......................................................... 1
 4.2.  Termination for Breach........................................... 1
 4.3.  Survival......................................................... 1
5.  WARRANTY AND INDEMNIFICATION........................................ 5
 5.1.  Warranty......................................................... 5
 5.2.  Indemnification.................................................. 5
6.  MISCELLANEOUS PROVISIONS............................................ 6
 6.1.  Agreement Prevails............................................... 6
 6.2.  Nothing Construed................................................ 6
 6.3.  Confidentiality.................................................. 6
 6.4.  Publicity........................................................ 7
 6.5.  Nonassignability................................................. 7
 6.6.  Patents.......................................................... 7
 6.7.  Addresses........................................................ 8
 6.8.  Integration...................................................... 9
 6.9.  Dispute Resolution............................................... 9

Definitions Appendix
Software Schedule
Exhibit A
Exhibit B

                             SOFTWARE LICENSE AND
                         BINARY DISTRIBUTION AGREEMENT

Effective as of Sept. 23, 1998 ("Effective Date"), LUCENT TECHNOLOGIES INC., a Delaware corporation ("LUCENT"), having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and ALTIGEN COMMUNICATIONS, INC, a California corporation, ("LICENSEE")*, having an office at 45635 Northport Loop East, Fremont, CA 94538 agree as follows:

1.   RIGHT TO USE LICENSED SOFTWARE

1.1. Grant of Rights

Subject to receipt by LUCENT of the fee(s) specified in the Software Schedule attached hereto and made a part of this Agreement, LUCENT grants to LICENSEE a personal, nontransferable and nonexclusive right to use, display, reproduce, market and sell, lease or otherwise distribute or transfer copies of LICENSED SOFTWARE as part of CUSTOMER SOFTWARE.

1.2. LICENSEE's Obligations

     1.2.1. LICENSEE shall not modify, disassemble or reverse compile LICENSED SOFTWARE.

     1.2.2. LICENSEE shall not sell, lease or otherwise distribute or transfer LICENSED SOFTWARE as a standalone software program or as a component or components of a software program the chief marketability and functionality of which is the LICENSED SOFTWARE.

     1.2.3. LICENSEE shall provide LUCENT with two (2) copies of each release of CUSTOMER SOFTWARE, including related documentation and packaging.

     1.2.4. LICENSEE shall obtain written, "break-the-seal" or other type of agreement from LICENSEE's customers, before or at the time of furnishing each copy of CUSTOMER SOFTWARE. LICENSEE may use its standard end-user License Agreement, substantially in the form attached hereto as Exhibit A, to satisfy its obligations under this
             Section 1.2.4.

     1.2.5. Each portion of CUSTOMER SOFTWARE shall include all copyright, trademark and other notices appearing on or in LICENSED SOFTWARE.

1.3. Furnishing of LICENSED SOFTWARE


_____________
* Terms in capital letters which are defined in the Definitions Appendix shall have the meanings specified therein.

Within a reasonable time after receipt by LUCENT of the fee(s) due on execution of this Agreement, as set forth in the attached Software Schedule, LUCENT shall furnish to LICENSEE the LICENSED SOFTWARE, together with the appropriate documentation and other information and materials relating to such LICENSED SOFTWARE, as set forth in such Software Schedule.

1.4. Ownership

No ownership interest in LICENSED SOFTWARE or other information or documentation provided under this Agreement is transferred to LICENSEE.

1.5. U.S. Export Control

LICENSEE acknowledges that any products, software, and technical information (including, but not limited to, services and training) provided under this Agreement are subject to U.S. export laws and regulations and any use or transfer of such products, software, and technical information must be authorized under those regulations. LICENSEE agrees that it will not use, distribute, transfer, or transmit the products, software, or technical information (even if incorporated into other products) except in compliance with U.S. export regulations. If requested by LUCENT, LICENSEE also agrees to sign written assurances and other export-related documents as may be required to comply with U.S. export regulations.

1.6. Support

     1.6.1. During the ninety (90) day period following delivery of LICENSED SOFTWARE to LICENSEE, LUCENT will use commercially reasonable efforts to correct any Errors. For purposes of this Section 1.6, "Error" means any instance where LICENSED SOFTWARE does not substantially conform to its published specifications.

     1.6.2. During the thirty (30) day period following delivery of LICENSED SOFTWARE to LICENSEE, LUCENT will furnish consultative support to LICENSEE to assist in the integration of LICENSED SOFTWARE with LICENSEE's software. Such support shall not exceed forty (40) hours of telephone consultation. LUCENT will furnish such telephone support during regular business hours (8:00 a.m. to 5:00 p.m. U.S. Eastern Time, excluding weekends and holidays). The telephone number for such support will be furnished to LICENSEE.

     1.6.3. LUCENT will provide support as set forth in this Section 1.6 at no additional charge and only if LICENSEE has not previously executed an elemedia PX3230S H.323 Protocol Stack Software Developer License Agreement. If LICENSEE requests additional support, LUCENT will, at its sole discretion, and for the first full year, and for a fee specified in the Software Schedule, deliver to LICENSEE any and all updates, error corrections, modifications, and improvements to LICENSED SOFTWARE, which shall collectively be deemed LICENSED SOFTWARE for the purposes of this Agreement, no later than when such updates, error corrections, modifications, and improvements are generally released to licensees.

2.   LUCENT SOURCE CODE

2.1. Source Code Agreement

LUCENT agrees to make certain source code for the LICENSED SOFTWARE available to LICENSEE, along with related documentation and information, subject to the terms and conditions of the Limited Source Code License Agreement set forth in attached Exhibit B. LICENSEE agrees to accept and use such LUCENT source code software and related documentation and information solely in accordance with the terms and conditions set forth in Exhibit B.

2.2. Grant-Back of LICENSEE MODIFICATIONS

LICENSEE will deliver to LUCENT a copy of the RTP Protocol Stack source code materials for any and all LICENSEE MODIFICATIONS and for LICENSEE SOFTWARE. LICENSEE grants to LUCENT a worldwide, perpetual, royalty-free, non-exclusive, license to develop, port, modify, edit, format, translate, create derivative works based on or otherwise use, change and/or support and maintain modifications and, at LUCENT's discretion, to incorporate and distribute LICENSEE MODIFICATIONS and such modifications and extensions thereto into future releases of such LICENSED SOFTWARE or other LUCENT software products. LICENSEE grants to LUCENT and its subsidiaries a nonexclusive, world-wide, royalty-free, license to use, modify, reproduce, distribute, sublicense and prepare derivative works from LICENSEE MODIFICATIONS under any intellectual property rights owned or controlled by LICENSEE, including, but not limited to copyright, trade secret and patent rights. The patent license shall extend solely to LICENSEE MODIFICATIONS. The license shall extend also to any modifications and extensions of LICENSEE MODIFICATIONS to the extent that the claims of any LICENSEE patent infringed by such modifications or extensions are used by the original LICENSEE MODIFICATIONS furnished to LUCENT. This same license for LICENSEE MODIFICATIONS also extends from LICENSEE to third parties who are licensed to use LUCENT software products in which LICENSEE MODIFICATIONS, or any portion thereof, are embedded or contained.

3.   FEES AND PAYMENTS

3.1. Fees

For the rights granted under this Agreement, LICENSEE shall pay to LUCENT, in the manner specified in Section 3.2, the fee(s) set forth in the Software Schedule. All such fees are in United States dollars.

3.2. Payments

Promptly upon execution of this Agreement by both parties, LICENSEE shall pay to LUCENT all fees, if any, specified in the Software Schedule as due upon execution of this Agreement.

3.3. Taxes

LICENSEE shall pay any tax, duty, levy, customs fee, or similar charge ("taxes"), including interest and penalties thereon, however designated, imposed as a result of the operation or existence of this Agreement, including taxes which LICENSEE is required to withhold or deduct from payments to LUCENT, except
(i) net income taxes imposed upon LUCENT by any governmental entity within the United States (the fifty (50) states and the District of Columbia), and (ii) net income taxes imposed upon LUCENT by jurisdictions outside the United States which are allowable as a credit against the United States Federal income tax of LUCENT or any of its SUBSIDIARIES. In order for the exception in (ii) to be effective, LICENSEE must furnish to LUCENT evidence sufficient to satisfy the United States taxing authorities that such taxes have been paid. Such evidence must be furnished to LUCENT within thirty (30) days of issuance by the local taxing authority.

4.   DURATION AND TERMINATION

4.1. Duration

The term of this Agreement shall commence on the Effective Date and, unless terminated earlier in accordance with Section 4.2, shall continue for a period of four (4) years. This Agreement shall automatically renew for consecutive one
(1) year terms, unless earlier terminated pursuant to Section 4.2. In addition, LICENSEE has the right to terminate this agreement without notice and without cause. LUCENT has the right to terminate this agreement if the LICENSEE fails to fulfill one or more obligations under this agreement (see Section 4.2). Upon any termination, LICENSEE shall immediately discontinue use of and return or destroy all copies of LICENSED SOFTWARE in its possession. LICENSEE shall certify such destruction in writing to LUCENT within thirty (30) days. In the event of termination LUCENT shall have no obligation to refund any amounts paid it pursuant to Section 3.1. Agreements entered into by LICENSEE with its customers under Section 1.2.4. prior to the date of termination of this Agreement shall remain in effect for the term of such agreements with LICENSEE's customers.

4.2. Termination for Breach

If LICENSEE fails to fulfill one or more of its obligations under this Agreement, LUCENT may, upon its election and in addition to any other remedies that it may have, at any time terminate all the rights granted by it hereunder by not less than two (2) months' written notice to LICENSEE specifying any such breach, unless within the period of such notice all breaches specified therein shall have been remedied. Upon such termination LICENSEE shall immediately discontinue use of and return or destroy all copies of LICENSED SOFTWARE and immediately discontinue distribution and use of and destroy all copies of CUSTOMER SOFTWARE in its possession. LICENSEE shall certify such destruction in writing to LUCENT within thirty (30) days. In the event of termination LUCENT shall have no obligation to refund any amounts paid it pursuant to Section 3.1. Agreements entered into by LICENSEE with its customers under Section 1.2.4. prior to the date of termination of this Agreement shall remain in effect for the term of such agreements with LICENSEE's customers.

4.3. Survival

The obligations of LICENSEE under Sections 1.5., 5. and 6.3. shall survive and continue after expiration or termination of this Agreement.

5.   WARRANTY AND INDEMNIFICATION

5.1. Warranty

SUBJECT TO SECTION 5.2.1., LUCENT AND OTHER DEVELOPERS MAKE NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESSLY OR IMPLIEDLY. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, LUCENT AND OTHER DEVELOPERS MAKE NO REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES EXCEPT AS PART OF INDEMNIFICATION OBLIGATIONS UNDER SECTION 5.2.1.

5.2. Indemnification

     5.2.1. LUCENT represents that it has sufficient right, title, and interest in the LICENSED SOFTWARE in the unmodified form provided to LICENSEE hereunder to enter into this Agreement and to grant the licenses granted hereunder. LUCENT agrees to defend, at its expense, any suit against LICENSEE based upon a claim that LUCENT does not have sufficient right, title, and interest in the LICENSED SOFTWARE to make this Agreement and to grant the licenses granted hereunder, or that the LICENSED SOFTWARE infringes a United States trademark or copyright (insofar as such infringement relates to the documentation for or the code of the LICENSED SOFTWARE ), and to pay any settlement, or any damages finally awarded after appeal (including costs and attorney fees, if any, awarded as part of the final judgment) in any such suit. Regardless of the number of third party suits, the total liability of LUCENT shall not exceed the sum of all payments actually made by LICENSEE to LUCENT under this Agreement.

     5.2.2. LUCENT's obligations under Section 5.2.1. shall not be effective unless (i) LUCENT is notified in writing of any notice of claim or of threatened or actual suit and (ii) LUCENT is given full control of the defense and/or settlement, together with full cooperation by LICENSEE at LUCENT's expense, including the provision of all relevant information available to LICENSEE, with respect to such defense and/or settlement of the same.

     5.2.3. Following written notification of a claim of a threatened or actual suit, LUCENT may at its own expense and in addition to LUCENT's obligations in Section 5.2.1. (i) procure for LICENSEE the right to continue to market, use, and have others use the alleged infringing LICENSED SOFTWARE; or (ii) make it non-infringing; or (iii) terminate the license for such LICENSED SOFTWARE and refund all the fees (subject to five year straight line depreciation) received from LICENSEE for such LICENSED SOFTWARE. If LUCENT elects to replace or modify such LICENSED

             SOFTWARE, such replacement shall meet substantially the specifications for such LICENSED SOFTWARE.

     5.2.4. LUCENT shall have no liability for any claim alleging patent infringement whatsoever; or for copyright infringement based on LICENSEE's or an end user's (i) continued use after notification of infringement of other than the then current release of the LICENSED SOFTWARE received from LUCENT if such claim would have been avoided by use of the then current release so long as that release was made available to LICENSEE and end users without additional charge, (ii) use of LICENSED SOFTWARE other than in the unmodified form provided to LICENSEE hereunder and in accordance with the rights granted under this Agreement, or (ii) combination of LICENSED SOFTWARE with LICENSEE MODIFICATIONS or any other software or product not delivered by LUCENT hereunder.

6.   MISCELLANEOUS PROVISIONS

6.1. Agreement Prevails

This Agreement shall prevail notwithstanding any conflicting terms or legends which may appear on or in LICENSED SOFTWARE or any other items furnished by LUCENT to LICENSEE under this Agreement.

6.2. Nothing Construed

Nothing contained herein shall be construed as:

     (i) conferring by implication, estoppel or otherwise, any license or right to use any name, trade name, trademark, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof; or

     (ii) an obligation upon LUCENT or any of its SUBSIDIARIES to furnish any person, including LICENSEE, any assistance of any kind whatsoever except as set forth in Section 1.6., or any information or documentation other than items to be furnished pursuant to Section 1.3.

6.3. Confidentiality

     6.3.1. Any information in written or other tangible form furnished by LUCENT to LICENSEE or by LICENSEE to LUCENT pursuant to this Agreement and identified as proprietary to the disclosing party shall remain the property of the disclosing party. Unless otherwise agreed in writing, such information: (i) shall be treated in confidence and used only for the purposes of performing obligations or exercising rights granted under this Agreement; (ii) shall not be reproduced or copied in whole or in part, except as necessary for use as authorized in this Agreement; and (iii) shall, together with any copies thereof, be returned, be destroyed, or if recorded on an erasable storage medium, be erased when no longer needed or this Agreement terminates, whichever occurs first.

     6.3.2. LICENSEE's and LUCENT's obligations under this Section 6.3. shall not apply to any information that:

             (i) is or becomes available without restriction to the general public by acts not attributable to the receiving party or its employees,

             (ii) was rightfully in the receiving party's possession without limitation on disclosure before disclosure hereunder to the receiving party, or

             (iii) which is independently developed by the receiving party or is rightfully disclosed to the receiving party by a third party without restrictions on disclosure.

6.4. Publicity

     6.4.1. LICENSEE agrees that it will not, without the prior written permission of LUCENT,:

             6.4.1.1. use in advertising, publicity, packaging, labeling or otherwise any trade name, trademark, trade device, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof owned by LUCENT or any of its SUBSIDIARIES or used by LUCENT or any of its SUBSIDIARIES to identify any of its or their products or services; or

             6.4.1.2. represent, directly or indirectly, that any product or service of LICENSEE is a product or service of LUCENT or any of its SUBSIDIARIES or is made in accordance with or utilizes any information or documentation of LUCENT or any of its SUBSIDIARIES.

6.5. Nonassignability

The parties hereto have entered into this Agreement in contemplation of personal performance by LICENSEE and intend that the rights granted to LICENSEE hereunder not extend to other entities without LUCENT's express written consent. Accordingly, neither this Agreement nor any of LICENSEE's rights hereunder shall be assignable or transferable (in insolvency proceedings or otherwise) without such consent. Such consent shall not be unreasonably withheld.

6.6. Patents

     6.6.1 The grant of rights specified in Section 1.1. includes, and the fees payable under Section 3.1. are in part for, a grant by LUCENT to LICENSEE, SUBLICENSEES and end users of CUSTOMER SOFTWARE of the right to use LICENSED SOFTWARE which right to use includes immunity from suit for infringement of those patents, if any, which LUCENT has the right to license and to the extent that LUCENT has that right as of the Effective

             Date of this Agreement and which, but for this grant of immunity,
             (a) are infringed by the furnishing or use of LICENSED SOFTWARE in the form furnished by LICENSEE, or patents (b)are necessarily and unavoidably infringed by the execution of the LICENSED SOFTWARE as furnished by LICENSEE to license as of the Effective Date of this Agreement. If the last of any such patents expires during the term of this Agreement, and if LICENSEE so requests, then LUCENT agrees to reconsider, if appropriate, the fees payable subsequent to the expiration of the last of any such patents. Such grant of immunity from suit shall not extend (i) to any LICENSEE CUSTOMER or SUBLICENSEE modifications of the LICENSED SOFTWARE as furnished by LICENSEE to the extent that the claims of any patent are infringed by such modifications or (ii) to the use of LICENSED SOFTWARE with other software or hardware products.

     6.6.2 Except for the immunities granted under Section 6.6.1, it is recognized that third parties may have patents or other intellectual property rights that might be infringed by LICENSEE's exercise of the rights granted under Section 1.1. of this Agreement, and LUCENT makes no representations or warranties with respect thereto. It shall be LICENSEE's sole responsibility to determine the existence and applicability of patents and other intellectual property rights of third parties and to secure any necessary license with respect thereto.

     6.6.3 Nothing contained herein shall be construed as conferring by implication, estoppel or otherwise any license or right under any existing or later issued patent directed to the combination of LICENSED SOFTWARE with any other software or hardware program.

     6.6.4 The immunities granted pursuant to Section 6.6.1 shall be effective only for so long as LICENSEE is in compliance with its obligations under this Agreement.

6.7. Addresses

     6.7.1. Any notice or other communication hereunder shall be sufficiently given to LICENSEE when sent by certified mail addressed to Shirley Sun (or, if no address is otherwise specified, to LICENSEE's office above specified), or to LUCENT when sent by certified mail addressed to Senior Contract Administrator, Lucent Technologies Inc., 150 Allen Road, Post Office Box 1995, Liberty Corner, New Jersey 07938. Changes in such addresses may be specified by written notice.

     6.7.2. Payments by LICENSEE shall be made to LUCENT at Nations Bank, Lucent Technologies Intellectual Property, P.O. Box 2770078, Atlanta, Georgia 30384-7087. Alternatively, payments to LUCENT may be made by bank wire transfers to LUCENT's account: Lucent Technologies Intellectual Property, Account No. 3750657331, at Nations Bank, Routing

          No. 111000012, 6000 Felwood Road, College Park, Georgia 30349. Changes in such address or account may be specified by written notice.

6.8. Integration

This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. Neither of the parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, in prior written agreements, or in a writing executed with or subsequent to the execution of this Agreement by an authorized representative of the party to be bound thereby.

6.9. Dispute Resolution

     6.9.1. Any controversy or claim, whether based on contract, tort, strict liability, fraud, misrepresentation, or any other legal theory, related directly or indirectly to this Agreement (the "Dispute") shall be resolved solely in accordance with the terms of this Section, except as reserved in this Section. LUCENT reserves the right to seek an injunction or other equitable relief in court to prevent or stop a breach of its intellectual property rights or disclosure of confidential information in violation of this Agreement.

     6.9.2. If the Dispute cannot be settled by good faith negotiation between the parties, including escalation to higher executives on both sides, then LUCENT and LICENSEE will submit the Dispute to non-binding mediation. If complete agreement cannot be reached within thirty (30) days of submission to mediation, any remaining issues will be resolved by binding arbitration in accordance with Sections 6.9.3 and 6.9.4 below. The Federal Arbitration Act, 9 U.S.C. Sections 1 to 15, not state law, will govern the arbitrability of all Disputes.

     6.9.3. Prior to the selection of arbitrators, each party will notify the other whether it intends to require a three arbitrator panel. If either party elects a three party arbitrator panel, or if the parties are unable to agree on a neutral arbitrator, each party will appoint a party arbitrator, and the party arbitrators will in turn select the neutral arbitrator in accordance with the applicable arbitrator selection rules and procedures of the selected ADR firm or the AAA. If neither party requires a three party panel, the arbitration shall be conducted solely by the neutral arbitrator. The neutral arbitrator shall, unless otherwise agreed, be an attorney knowledgeable in the computer software field and in commercial matters. The arbitrator's decision and award will be final and binding and may be entered in any court with jurisdiction. The arbitrator will not have authority to limit, expand or otherwise modify the terms of this Agreement. The place of the arbitration shall be New Jersey unless otherwise agreed by the parties. Each party consents to the jurisdiction of the arbitration in New Jersey. The arbitrator will not be empowered to determine issues of arbitrability nor to award exemplary or punitive damages. On motion, the arbitrator may determine to offer limited discovery, but in determining whether to permit discovery shall balance the benefit of the requested discovery against the burden on the party against whom discovery is sought.

     6.9.4. The mediation and, if necessary, the arbitration, will be conducted under the then current rules of the alternate dispute resolution (ADR) firm selected by the parties, or if the parties are unable to agree on an ADR firm, the parties will conduct the mediation and, if necessary, the arbitration, under the then current rules and supervision of the American Arbitration Association (AAA). Each party will bear its own attorneys' fees associated with the mediation and, if necessary, the arbitration. The parties will pay all other costs and expenses of the mediation/arbitration as the rules of the selected ADR firm provide. The parties and their representatives shall hold the existence, content and result of the mediation and arbitration in confidence, except as required by law.

6.10.  Choice of Law

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New Jersey, excluding its choice of laws rules and excluding the United Nations Convention on Contracts for the International Sale of Goods.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

LUCENT TECHNOLOGIES INC.           ALTIGEN COMMUNICATIONS, INC.

By: /s/ Joe Mele                   By: /s/ Shirley Sun
   -----------------------            -----------------------------

      Joe Mele                     Name: Shirley Sun
                                        ---------------------------
      President - elemedia
                                   Title: Director of IP Telephony
                                         --------------------------

Date:  9/25/97                     Date:  Sept 23, 1998
     ---------------------              ---------------------------



             THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY
               IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                        REPRESENTATIVES OF BOTH PARTIES

                             DEFINITIONS APPENDIX

CPU means central processing unit.

COMPUTER PROGRAM means any object-code instruction or plurality of such instructions for controlling the operation of a CPU.

CUSTOMER SOFTWARE means software that is completed in marketable form by LICENSEE and is offered by LICENSEE to its customers in conjunction with or containing LICENSED SOFTWARE.

LICENSED SOFTWARE means the COMPUTER PROGRAMS identified in the Software Schedule and as furnished to LICENSEE under this Agreement.

LICENSEE MODIFICATIONS means any modifications, changes, extensions or enhancements of the LICENSED SOFTWARE which are developed by or for LICENSEE.

LICENSEE SOFTWARE means software that contains LICENSEE MODIFICATIONS and all or any part of LICENSED SOFTWARE.

SUBSIDIARY of a company means a corporation or other legal entity (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a SUBSIDIARY of such company only as long as such control or ownership and control exists.

                               Software Schedule
                               -----------------

LICENSED SOFTWARE

LICENSED SOFTWARE furnished to LICENSEE under this Agreement shall be:

elemedia/TM /PX3230S H.323 Protocol Stack Software Module computer program software Release 2.0, in object code form, for the following platform(s):

               Operating System       Platform
               ----------------       --------
               Windows 95/NT          Pentium

including all related documentation.

Although designed only for the platforms indicated above, the license granted under this Agreement does not limit LICENSEE providing the LICENSED SOFTWARE for other compatible platforms, provided that LUCENT does not warrant the performance of any LICENSED SOFTWARE on any platform other than the one(s) indicated above.

-----------------------------------------------------------------------------------------------
Feature                                                      Details
-----------------------------------------------------------------------------------------------
Q.931 sub-stack                    Supports all mandatory Q.93:1 messages
H.245 sub-stack                    Supports the following Signaling Entities:
                                   [_]  Master Slave Determination
                                   [_]  Capability Exchange
                                   [_]  Open Logical Channels
                                   [_]  Close Logical Channels and others as required
RAS sub-stack for Terminal         Supports all mandatory and optional messages
                                   (Tx and Rx) as specified in table 19/H.255.0
RTP/RTCP                           Supports header validity checks, statistic logging, Sender
                                   Reports, Reception Reports, and a system time-to-media time utility
Object Oriented Design             C++ Implementation
API Documentation                  HTML format
ASN.1 Tables                       No compiler required
-----------------------------------------------------------------------------------------------

FEE(S)

A one-time right to use fee of Sixty Thousand Dollars ($60,000.00), exclusive of any and all taxes, shall be due and payable by LICENSEE to LUCENT upon execution of this Agreement.

If LICENSEE has purchased an elemedia PX3230S H.323 Protocol Stack Software Developer License Agreement from LUCENT, and LICENSEE is in compliance with the terms of such Agreement, LICENSEE may apply the Twenty-five Thousand Dollar License fee for the Developer License Agreement towards the fees specified in this Software Schedule.

ADDITIONAL PLATFORMS

Additional platforms for the above LICENSED SOFTWARE will be provided to LICENSEE, when commercially available from LUCENT, for a one-time fee of Twenty Thousand Dollars ($20,000) per platform or at LUCENT's then prevailing fees, whichever is less.

LICENSED SOFTWARE MAINTENANCE/SUPPORT

After the ninety (90) day period following delivery of the LICENSED SOFTWARE to LICENSEE, product maintenance and support will be available from LUCENT during the remaining term of this Agreement, at LICENSEE's option, for commercially available LICENSED SOFTWARE products at a fee per platform of $20,000 for the first year following such 90 day period. The terms, conditions and prices for future product maintenance and support will be negotiated by the parties in good faith

Such maintenance and support to LICENSEE will include correction of errors and the provision of updates and upgrades of LICENSED SOFTWARE.

                                   EXHIBIT A

                  _________________END-USER LICENSE AGREEMENT



                    [ To Be Provided By _________________]

                                   EXHIBIT B
                     LIMITED SOURCE CODE LICENSE AGREEMENT

     This Limited Source Code License Agreement ("License") is made and entered into effective Sept. 23 1998 ("Effective Date") by and between LUCENT TECHNOLOGIES INC. ("LUCENT"), having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and ALTIGEN COMMUNICATIONS, INC. ("COMPANY"), having an office at 45635 Northport Loop East, Fremont, CA 94538.

     WHEREAS, LUCENT is the developer of certain elemedia(TM) PX3230S H.323 RTP software; and

     WHEREAS, COMPANY desires to obtain limited access to such elemedia(TM) PX3230S H.323 RTP software in source code form solely for purposes of development and maintenance activities in support of its rights under the Software License and Binary Distribution agreement dated Sept. 23, 1998, between COMPANY and LUCENT (the "Binary Distribution Agreement") .

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, LUCENT and COMPANY agree as follows:

1.0  DEFINITIONS

1.1  "CPU" means central processing unit.

1.2 "Computer Program" means any instruction or instructions, in source-code or object-code format, for controlling the operation of a CPU.

1.3 "Designated CPU" means any CPU listed as such in Schedule 1 to this License. If a Designated CPU is identified as a server, and a number of subtending client CPUs is specified, then that number of client CPUs (whether or not simultaneous) shall be deemed to be Designated CPUs, and only to the extent such client CPUs continue to be subtending to the designated server.

1.4 "Licensed Software" shall mean the LICENSED SOFTWARE as defined in the Binary Distribution Agreement.

1.5 "Source Software" means the Computer Programs, information used or interpreted by such Computer Programs, and documentation relating to the use of such Computer Programs identified in Schedule 1 attached to and made a part of this License, including any updates and enhancements thereto which LUCENT may subsequently furnish to COMPANY under this License.

2.0  SCOPE OF THE AGREEMENT

2.1 LUCENT agrees to make Source Software available to COMPANY under this License solely for use on the Designated CPUs and solely for purposes of the COMPANY Activities set forth in this License.

2.2 The terms and conditions of this License will apply to the Source Software supplied herewith and derivatives obtained therefrom, including any copies.

2.3 COMPANY understands and acknowledges that the Source Software may contain expiration routines which will disable the Source Software at the expiration of this License.

3.0  GRANT OF RIGHTS AND LIMITATIONS ON RIGHTS

3.1 Subject to receipt of the license fee(s) set forth in attached Schedule 1 and compliance with the terms and conditions of this License, LUCENT hereby grants COMPANY a personal, nontransferable and nonexclusive limited license to use, in the country designated as COMPANY's address in the first paragraph of this License, the Source Software solely to develop, port, modify, edit, format, translate or otherwise use, modify and/or support and maintain Licensed Software in support of its rights under the Binary Distribution Agreement ("COMPANY Activities") and solely for or with respect to the COMPANY Platform(s)identified as such in Schedule 1. Additional COMPANY Platform(s) may be added to Schedule 1 upon mutual written agreement of the parties from time to time during the term of this License.

3.2 COMPANY shall not use the Source Software for any development, other than as expressly set forth in this License, or for any other commercial or production purposes for itself or for third parties. Source Software provided hereunder shall be used solely on or in conjunction with the Designated CPUs. COMPANY shall have no right to sublicense, disseminate or distribute Licensed Software or any modifications, enhancements or derivative works thereof in source code form. COMPANY agrees to preserve and reproduce all copyright, trademark and other notices appearing in the Source Software delivered by LUCENT hereunder.

3.3 All patents, inventions (whether or not patentable), copyrights, trade secrets, trademarks and other intellectual property rights in Source Software are and shall remain the exclusive property of LUCENT.

3.4 COMPANY shall permit access to Source Software only by its employees having a need to know for performing the COMPANY Activities, and shall not permit access to Source Software or any part thereof by any third parties.

3.5 A single back-up CPU may be used as a substitute for a Designated CPU without notice to LUCENT solely during any time when such Designated CPU is inoperative because it is malfunctioning or undergoing repair, maintenance or other modification.

3.6 COMPANY may at any time notify LUCENT in writing of any changes, such as replacements or additions, that COMPANY wishes to make to the Designated CPUs for Source Software. Changes shall become effective upon mutual written agreement of the parties.

3.7 On LUCENT's request, COMPANY shall furnish to LUCENT a statement, certified by an authorized representative of COMPANY, listing the location, type and serial number of all Designated CPUs hereunder and stating that the use by COMPANY of Source Software subject to this License has been reviewed and that Source Software is being used solely on Designated CPUs (or temporarily on back-up CPUs) for such Source Software in full compliance with the provisions of this License.

3.8 Except as expressly set forth herein, no right is granted by this License for the use of Source Software directly or indirectly for others, such as but not limited to use in a time- sharing service or a service-bureau operation, or for any use whatsoever of Source Software by others.

4.0  DELIVERABLES

     LUCENT will furnish to COMPANY, promptly upon execution of this License, one copy of the Source Software in the form identified in Schedule 1.

5.0  FEEDBACK

5.1 COMPANY will provide LUCENT with reports on the operation of the Source Software and any changes, modifications or derivative works proposed or suggested by COMPANY to the Source Software during the term of this License ("Feedback"). LUCENT shall have unrestricted rights to use such Feedback at its discretion including, but not limited to the incorporation of suggested changes or modifications into LUCENT software and the right to assign, license or to otherwise transfer to third parties the software so changed or modified without obligation or recourse to COMPANY. COMPANY grants and assigns to LUCENT and its licensees all rights and licenses as are necessary to incorporate Feedback into LUCENT software and/or other LUCENT products and to distribute and otherwise commercially exploit such software and/or other LUCENT products without payment or accounting to COMPANY.

5.2 COMPANY shall not disclose the results of its use (including any tests or benchmarking) of the Source Software to any third party without LUCENT's prior written approval.

6.0  EXPORT

     COMPANY agrees that it will not, without the prior written consent of LUCENT, export, directly or indirectly, Source Software covered by this License to any country outside the countries designated as COMPANY's address in the SCHEDULE 1. COMPANY also agrees that it will obtain any and all necessary export licenses for any such export or for any disclosure of Source Software to a foreign national.

7.0  TERM

7.1 The term of this License shall extend from the Effective Date hereof and, unless terminated earlier as provided herein, shall expire on the expiration or termination of the Binary Distribution Agreement.

7.2 COMPANY may terminate its rights under this License at any time by written notice to LUCENT certifying that COMPANY has discontinued use of and has returned all copies of Source Software and any part thereof to LUCENT. If COMPANY fails to fulfill one or more of its obligations under this License, LUCENT may, upon its election and in addition to any other remedies that it may have, at any time terminate all the rights granted by it hereunder by not less than thirty (30) days written notice to COMPANY specifying any such breach, unless within the period of such notice all breaches specified therein shall have been remedied.

7.3 Upon expiration or termination of this License, COMPANY shall immediately discontinue use of and return all copies of Source Software in whatever form and any part thereof to LUCENT and such return shall be certified in writing by COMPANY.

8.0  MISCELLANEOUS PROVISIONS

8.1 This License shall prevail notwithstanding any conflicting terms or legends which may appear in or on Source Software.

8.2 Source Software is furnished by LUCENT "AS IS" without warranties, express or implied. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, LUCENT AND OTHER DEVELOPERS MAKE NO REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR THAT THE USE OF ANY SOFTWARE PRODUCT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT. LUCENT AND OTHER DEVELOPERS SHALL NOT BE HELD TO ANY LIABILITY WITH RESPECT TO ANY CLAIM BY COMPANY, OR A THIRD PARTY ON ACCOUNT OF, OR ARISING FROM, ACCESS TO OR THE USE OF LICENSED SOFTWARE. EXCEPT FOR SECTIONS 8.5 and 8.9, NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO RELIANCE, COVER, OR LOSS OF ANTICIPATED PROFITS, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.3 No right is granted herein to use any identifying mark (such as, but not limited to, trade names, trademarks, trade devices, service marks or symbols, and abbreviations, contractions or simulations thereof) owned by, or used to identify any product or service of, LUCENT or a corporate affiliate thereof. COMPANY agrees that it will not, without the prior written permission of LUCENT, (i) use any such identifying mark in advertising, publicity, packaging, labeling or in any other manner to identify any of its products or services or (ii) represent, directly or indirectly, that any product or service of COMPANY is a product or service of LUCENT or such an affiliate or is made in accordance with or utilizes any information or documentation of LUCENT or such an affiliate.

8.4 Neither the execution of this License nor anything in it or in any Source Software shall be construed as an obligation upon LUCENT or any other developer to furnish any person, including COMPANY, any assistance of any kind whatsoever, or any information or documentation other than the Source Software to be furnished by LUCENT.

8.5 COMPANY agrees that it shall hold all parts of the Source Software subject to this License in confidence for LUCENT. COMPANY further agrees that it shall not make any disclosure of any or all of such Source Software (including methods or concepts utilized therein) to anyone, except to employees of COMPANY to whom such disclosure is necessary to the use for which rights are granted hereunder. COMPANY shall appropriately notify each employee to whom any such disclosure is made that such disclosure is made in confidence and shall be kept in confidence by such employee. If information relating to a Source Software subject to this License at any time becomes available without restriction to the general public by acts not attributable to COMPANY, COMPANY's obligations under this section shall not apply to such information after such time. COMPANY acknowledges that disclosure of information in violation of this Section 8.5 will cause irreparable harm to LUCENT and that in such case LUCENT shall have the right to seek injunctive or other preliminary relief.

8.6 All obligations of COMPANY, its employees and contractors under this License which relate to confidentiality or which limit use of Source Software shall survive and continue after any termination of rights under this License.

8.7 COMPANY agrees that it will not use Source Software subject to this License except as authorized herein and that it will not make, have made or permit to be made any copies of such Source Software except for use on Designated CPUs for such Source Software (including backup and archival copies necessary in connection with such use). Each such copy shall contain any copyright notice, proprietary notice or notice giving credit to another developer, which appears on or in the Source Software being copied.

8.8 Neither this License nor any rights hereunder, in whole or in part, shall be assignable or otherwise transferable by COMPANY and any purported assignment or transfer shall be null and void.

8.9 Nothing in this License grants to COMPANY the right to sell, lease or otherwise transfer or dispose of a Source Software in whole or in part.

8.10 Any statement, notice, request or other communication shall be deemed to be sufficiently given to the addressee and any delivery hereunder deemed made when sent by certified mail addressed to COMPANY or LUCENT, as appropriate, at their respective offices specified in this License. Each party to this License may change an address relating to it by written notice to the other party.

8.11 LUCENT hereby grants COMPANY an immunity from suit under LUCENT's present patents as of the Effective Date of this License solely with respect to COMPANY's use of the Source Software in accordance with the rights granted to COMPANY under this License.

8.12 It is recognized that third parties may have patents that might be infringed by COMPANY's use of the Source Software and LUCENT makes no representations or warranties with respect thereto. It shall be COMPANY's sole responsibility to determine the existence and applicability of patents of third parties and to secure any necessary rights with respect thereto.

8.13 The construction and performance of this License shall be governed by the law of the State of New York, excluding its choice of law rules and excluding the United Nations Convention for the International Sale of Goods.

8.14 This License, including Schedule 1 attached hereto, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date of acceptance hereof in writing and signed by a proper and duly authorized representative of the party to be bound thereby. No provision appearing on any document originated by COMPANY shall be applicable unless such provision is expressly accepted in writing by an authorized representative of LUCENT.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.


LUCENT TECHNOLOGIES INC.           ALTIGEN COMMUNICATIONS, INC.

By: /s/ Joe Mele                   By: /s/  Shirley Sun
    --------------------------         -----------------------------------
      Joe Mele                     Name:    Shirley Sun
                                         ---------------------------------
      President - elemedia
                                   Title: Director of IP Telephony
                                          --------------------------------

Date:  9/15/98                     Date:  Sept 23, 1998
      ------------------------           ---------------------------------



              THIS LICENSE DOES NOT BIND OR OBLIGATE EITHER PARTY
               IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                        REPRESENTATIVES OF BOTH PARTIES

                                                             LIMITED SOURCE CODE
                                                               LICENSE AGREEMENT

                                  SCHEDULE 1
                                  ----------

COMPANY Address:

1)  Fremont, California, United States of America
2)  Shanghai, China


Source Software:

elemedia(TM) PX3230S H.323 RTP Software Module computer program software Release 2.0, in source code form, for the following platform(s);

COMPANY Platform(s):

     COMPANY Platform(s) for purposes of the rights granted to COMPANY under this License shall mean:

               -------------------------------------------
                    OS PLATFORM            HW PLATFORM
               -------------------------------------------
                  Windows 95/NT             Pentium
               -------------------------------------------
                      n/a                  TI C6x DSP
               -------------------------------------------

     *Specific to COMPANY porting the Source Software to the TI C6x DSP and providing such derivative works back to LUCENT.

     Additional COMPANY Platform(s) may be added to Schedule 1 upon mutual written agreement of the parties from time to time during the term of this License.

COMPANY's Designated CPUs On Which Source Software Will Be Used By COMPANY (if used on a server, identify number of subtending CPUs):

          Identification #          Location
          ----------------          --------

          92-320-4299                 Fremont, CA, USA
   ---------------------------    ----------------------------

                                      Shanghai, China
   ---------------------------    ----------------------------

   ---------------------------    ----------------------------

 . USE OF SOURCE SOFTWARE IS LIMITED TO THESE DESIGNATED CPUs .

License Fee:

A one-time right to use fee of Fifteen Thousand Dollars ($15,000.00), exclusive of any and all taxes, shall be due and payable by LICENSEE to LUCENT upon execution of this Agreement.

LICENSED SOURCE SOFTWARE MAINTENANCE/SUPPORT

After the ninety (90) day period following delivery of the Source Software to LICENSEE, product maintenance and support will be available from LUCENT during the remaining term of this Agreement, at LICENSEE's option, for commercially available Source Software products at a fee per platform of $5,000 for the first year following such 90 day period. The terms, conditions and prices for future product maintenance and support will be negotiated by the parties in good faith

Such maintenance and support to LICENSEE will include correction of errors and the provision of updates and upgrades of Source Software.

                                AMENDMENT NO. 1

                                      TO

                          SOFTWARE LICENSE AGREEMENT

                                    BETWEEN

                           LUCENT TECHNOLOGIES INC.

                                      AND

                         ALTIGEN COMMUNICATIONS, INC.

                      Effective as of September 23, 1998

THIS AMENDMENT is made on the 14th day of December, 1998, by and between LUCENT TECHNOLOGIES INC., a Delaware corporation ("LUCENT"), having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974 and ALTIGEN COMMUNICATIONS, INC., a California corporation, ("LICENSEE"), having an office at 45635 Northport Loop East, Fremont, CA 94538.

WHEREAS, the parties have entered into a SOFTWARE LICENSE AGREEMENT (the "License Agreement") dated September 23, 1998; and

WHEREAS, the parties now desire to modify and amend certain terms of the License Agreement and to enter into this Amendment to record and give effect thereto:

IT IS, THEREFORE, AGREED by and between the parties to hereby amend the License Agreement as follows:

1.   INTERPRETATION

     Except as otherwise provided in this Amendment, all terms and references which are defined or construed in the License Agreement, and which are not separately defined or construed in this Amendment, shall have the same meaning and construction in this Amendment as in the License Agreement. The headings in this Amendment are inserted for convenience only and shall be ignored in construing this Amendment.

2.   GRANT-BACK OF LICENSEE MODIFICATIONS

     The "Grant-Back of LICENSEE MODIFICATIONS, Section 2.2" of the Software License Agreement shall be modified as follows:

     2.2 Grant-Back of LICENSEE MODIFICATIONS

     Subject to LUCENT's ownership of all right, title and interest in the underlying LICENSED SOFTWARE, LICENSEE shall own all right, title and interest in and to LICENSEE MODIFICATIONS and CUSTOMER SOFTWARE. LICENSEE agrees that for any LICENSEE MODIFICATIONS that comprise solely bug fixes of LICENSED SOFTWARE (i.e., not LICENSEE MODIFICATIONS related directly to porting, localization or integration of LICENSED SOFTWARE with CUSTOMER SOFTWARE). LICENSEE shall deliver to LUCENT a copy of source code and available documentation for all such LICENSEE MODIFICATIONS.

     LICENSEE grants to LUCENT a worldwide, perpetual, royalty-free, non-exclusive, license to develop, port, modify, edit, format, translate, create derivative works based on or otherwise use, change and/or support and maintain modifications and, at LUCENT's discretion, to incorporate and distribute LICENSEE MODIFICATIONS and such modifications and extensions thereto into future releases of such LICENSED SOFTWARE or other LUCENT software products. LICENSEE grants to LUCENT and its subsidiaries a nonexclusive, world-wide, royalty-free, license to use, modify, reproduce, distribute, sublicense and prepare derivative works from LICENSEE MODIFICATIONS under any intellectual property rights owned or controlled by LICENSEE, including, but not limited to copyright, trade secret and patent rights. The patent license shall extend solely to LICENSEE MODIFICATIONS. The license shall extend also to any modifications and extensions of LICENSEE MODIFICATIONS to the extent that the claims of any LICENSEE patent infringed by such modifications or extensions are used by the original LICENSEE MODIFICATIONS furnished to LUCENT. This same license for LICENSEE MODIFICATIONS furnished to LUCENT. This same license for LICENSEE MODIFICATIONS also extends from LICENSEE to third parties who are licensed to use LUCENT software products in which LICENSEE MODIFICATIONS, or any portion thereof, are embedded or contained.

     LUCENT accepts all LICENSEE MODIFICATIONS delivered hereunder on an "AS IS" basis.

3.   EXHIBIT B; LIMITED SOURCE CODE LICENSE AGREEMENT

     The "SCHEDULE 1, of EXHIBIT B; LIMITED SOURCE CODE LICENSE AGREEMENT" shall be modified to include the following additional provisions:

          Source Software shall also include the elemedia PX3230S H.323 Protocol Stack Software Release 2.2a, in source code, form for the following platforms---

               1)  Windows 95/NT        Pentium

4.   LICENSE FEE

     For the additional rights grated in this Amendment, LICENSEE agrees to pay LUCENT a one-time, nonrefundable right to use fee of Twenty Thousand Dollars ($20,000.00), exclusive of any and all taxes, and shall be due and payable upon execution of this Amendment.

Except for those changes expressly set forth above, all other terms and conditions of the License Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

LUCENT TECHNOLOGIES INC.           ALTIGEN COMMUNICATIONS, INC.

By: ____________________________   By: /s/ Shirley Sun
                                       -------------------------------------
     Joe Meie                      Name:    Shirley Sun
                                         -----------------------------------
     President - elemedia
                                   Title:  Director of IP Telephony
                                          ----------------------------------

Date: __________________________   Date:     Dec. 21, 1998
                                         -----------------------------------


             THIS AMENDMENT DOES NOT BIND OR OBLIGATE EITHER PARTY
               IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                        REPRESENTATIVES OF BOTH PARTIES

             PRODUCT MAINTENANCE SUPPORT - SUPPLEMENTAL AGREEMENT
             TO THE elemedia PX3230S H.323 PROTOCOL STACK SOFTWARE
                AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND
                         ALTIGEN COMMUNICATIONS, INC.

1.0  Product Maintenance Support

     (a) Annual product maintenance support for LICENSED SOFTWARE will be furnished subject to the fee specified in Section 2.0 of this Supplemental Agreement and in accordance with the payment terms of the referenced Agreement for the period of January 1, 1999 to December 31, 1999.

     (b) LUCENT will furnish Support Services in accordance with the attached Support Services documentation. Telephone support will be furnished only For the then-current version of the LICENSED SOFTWARE (such support for the previous version will be discontinued ninety (90) days after a new version is delivered to LICENSEE).

     (c) Product maintenance updates to LICENSED SOFTWARE may include enhancements and/or revisions to correct known problems. Appropriate documentation will be included with updates. One copy of each update will be furnished to LICENSEE.

     (d) LUCENT may discontinue furnishing support for LICENSED SOFTWARE upon one (1) year's written notice to LICENSEE.

2.0  Product Maintenance Support Fee

     (a) For the furnishing of support during the term of this Supplemental Agreement, as specified in Section 1.0, LICENSEE shall pay to LUCENT a fee of $25,000.00 per 12 month period. Such fee shall be payable within ten (10) days business from the date of execution of this Supplemental Agreement and annual anniversary thereof for subsequent years.

     (b) If LICENSEE reinstates the furnishing of support following a lapse of such prior support, LICENSEE shall pay all prior fees due for the time period support was not furnished, plus an additional reinstatement fee to be specified by LUCENT.

IN WITNESS WHEREOF, each of the parties has caused this attachment to be Executed in duplicate originals by it duly authorized representatives on the respective dates entered below.

LUCENT TECHNOLOGIES INC.      LICENSEE: Altigen Communications, Inc.
                                        ----------------------------

By: /s/ Joe Mele              By: /s/ Shirley Sun
    ----------------------        ----------------------------------
     Joe Mele                 Name:   Shirley Sun
                                    --------------------------------
     President - elemedia
                              Title: Director of IP Telephony
                                     -------------------------------

Date:    12/11/98             Date:      Dec. 3, 1998
      --------------------          --------------------------------
                 elemedia Customer Support Services Agreement
                 --------------------------------------------

Unless otherwise agreed to in writing by Lucent Technologies Inc., Customer SUPPORT SERVICES shall only be available for the current elemedia generic software release available at the time of the CONTRACT PERIOD.

CUSTOMER SUPPORT CONTACTS
-------------------------

Web Site Support: Customer Support through elemedia's WebSite is available by
----------------
accessing the following elemedia URL:

                        http://www.elemedia.com/support
                        -------------------------------

When you access the elemedia Customer Support web page, you will be prompted for your UserID and Password. Your UserID is your email address. The Password has been assigned to you by elemedia.

Reporting of Trouble Tickets through elemedia Web Site will be received twenty-four (24) hours a day, seven (7) days a week. Standard Response Time for a Trouble reported via Web Site is provided during NORMAL BUSINESS HOURS of the next business day. This shall mean the (9) hour period between 8:00AM and 5:00PM Eastern Standard Time, Monday through Friday, excluding MAJOR HOLIDAYS.

Major Holidays shall mean the following nationally recognized days:
--------------

          New Year's Day
          Memorial Day
          Independence Day
          Labor Day
          Thanksgiving Day and the Friday following
          Christmas Day

Should your Trouble Ticket require Priority Assistance, please report your Trouble by calling the elemedia Toll-Free Hotline. You will be contacted by elemedia Customer Response within one hour.

elemedia Toll-Free Hotline Support: Customer support for elemedia products is
----------------------------------
available via the elemedia Toll-Free Hotline by calling:

                                 888-673-2063

Hotline Support is available twenty-four (24) hours a day, seven (7) days a week. An initial response to all Trouble Reports via the elemedia Hotline will be received within one hour.

Standard Response time for Hotline Trouble Reports is provided during NORMAL BUSINESS HOURS unless otherwise contracted by LICENSEE. Support outside of NORMAL BUSINESS HOURS will be a chargeable service.

STANDARD AND PRIORITY TROUBLE REPORTS
-------------------------------------

LUCENT (elemedia) shall provide technical assistance from LUCENT's CUSTOMER ENGINEER at no additional charge during NORMAL BUSINESS HOURS.

A. LUCENT will provide an initial response to all Trouble Reports made by Customer via the elemedia HOT LINE number within one (1) hour. The Customer Contact will be by telephone. For Customer Trouble Reports made via the elemedia Web Site, the response will occur within one (1) business day and sent to the inquirer's e-mail address.

B. LUCENT will provide support for Priority Trouble Reports outside NORMAL BUSINESS HOURS only at LICENSEE's express request, chargeable at a rate of $300 per hour.

C. The minimum charge per call, outside the NORMAL BUSINESS HOURS, will equal one (1) hour of SUPPORT SERVICES. After the first hour, charges will be billed on a minimum of fifteen (15) minute interval basis.

D. Charges will begin at the time the LUCENT's CUSTOMER ENGINEER establishes direct contact with LICENSEE. Investigative time is in addition to telephone contact, and will be considered in determining the total time spent.

LICENSEE RESPONSIBILITIES
-------------------------

LICENSEE responsibilities are:

A.        PROVIDING INFORMATION TO THE HOT-LINE SERVICE:

          (1) Identification of the condition and its isolation to a particular component of the system.

          (2) Collection of all available supporting documentation from the system for inclusion in the TRACKING REPORT.

          (3) Determination that there are no outstanding conforming program fixes in LICENSEE's possession which correct the condition; and

          (4)  The LICENSEE's personnel shall provide the following information:

               a)  Caller's name, Company, and location
               b)  Call-back telephone number
               c)  System name and SITE
               d)  Licensed Software, Operating System, and Versions
               e)  Nature of the problem, situation or question
               f)  Caller's alternate contact
               g) Description and history of the problem and efforts to solve it by LICENSEE
               h)  Reported Severity Level

B. PROBLEM DIAGNOSIS MATERIALS AND EQUIPMENT - If LICENSEE reports a condition, LICENSEE will be responsible for providing adequate support material to enable the diagnosis of the condition.

C. LICENSED SOFTWARE STATUS - LICENSED SOFTWARE at LICENSEE's SITE must contain no source code modifications other than those from LUCENT, and must contain current applications of LICENSED SOFTWARE UPDATES received by LICENSEE.

---------------------------------------------------------------------------------------------------------
  Severity           Title and Explanation          Standard Notification Mechanism &
    Level                                              Required Time to Respond
---------------------------------------------------------------------------------------------------------
     1         Fatal Error - No useful work can   Voice or pager; before the end of business day, or if
               be done                            received after normal business hours at the beginning
                                                  of the next business day
---------------------------------------------------------------------------------------------------------
     2         Severe Impact - Functionality      Voice or pager; before the end of business day, or if
               disabled, Errors which result in   received after normal business hours at the beginning
               a lack of application              of the next business day
               functionality or cause
               intermittent system failure.
---------------------------------------------------------------------------------------------------------
     3         Degraded Operations - Errors       Voice or pager; next business day.
               causing malfunctions of
               non-critical functions; product
               is usable.  Including degraded
               system performance
---------------------------------------------------------------------------------------------------------
     4         Workaround Option - Does not       To Be Determined
               affect user's operations;
               product is usable.
---------------------------------------------------------------------------------------------------------


SUPPORT SERVICE EXCLUSIONS
--------------------------

Unless expressly agreed to by LUCENT, SUPPORT SERVICES to be provided under this agreement do not include:

A.   Performing PREVENTATIVE MAINTENANCE (to be performed by the LICENSEE);

B.   Supporting work external to the covered LICENSED SOFTWARE;

C. Service which is impractical for LUCENT to render because of changes not authorized by LUCENT in the LICENSED SOFTWARE, or when LUCENT was not consulted prior to LICENSEE's changes to the LICENSED SOFTWARE designated processor, hardware configuration, or the environment in which the LICENSED SOFTWARE operates;

D. Modifications or replacement of LICENSED SOFTWARE, repair of damage, or increase in SUPPORT SERVICES time caused by:

     1) LICENSEE's use of the LICENSED SOFTWARE in a manner not in accordance with its specifications, operating instructions, or license-to-use;

     2)   Modifications, maintenance, or repair not authorized by LUCENT;

     3) The conversion from one LUCENT SOFTWARE release to another, or the failure of LICENSEE to apply previously applicable modifications and corrections received by LICENSEE.

--------------------------------------------------------------------------------

elemedia is a Registered Trademark of Lucent Technologies Inc. All rights reserved.

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